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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-15786, No. 33-25316, and No. 33-50784) of NRG
Generating (U.S.) Inc. (formerly known as O'Brien Environmental Energy, Inc.) of our report dated October 21, 1996 appearing in this Form 10-K.




Price Waterhouse LLP
Minneapolis, Minnesota
October 24, 1996